EXHIBIT 99.8
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - -
                                                      Chapter 11
In re
                                                      Case Nos. 01-41643 (RLB)
     THE WARNACO GROUP, INC., et al.,                 through     01-41680 (RLB)
                              -- ---

                                    Debtors.          (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - - -


                        MONTHLY OPERATING STATEMENT
                          OF DEBTORS-IN-POSSESSION
                  FOR JANUARY 6, 2002 TO FEBRUARY 2, 2002


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                          Monthly Disbursements:          $  95,096
                                                          ---------

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                          Monthly Operating Loss:         $  (4,758)
                                                          ---------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    May 30, 2002                By:  /s/    James P. Fogarty
                                          --------------------------------------
                                                     James P. Fogarty
                                              Senior Vice President
                                                 Chief Financial Officer



Indicate if this is an amended statement by checking here.
Amended Statement ___________

                          THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                                 (In Thousands)


                                                          Month Ended
                                                       February 2, 2002
                                                     ----------------------

Net revenues                                                      $ 84,614

Cost of goods sold                                                  66,237

Selling, general and administrative expenses                        21,653
                                                     ----------------------

Operating loss                                                      (3,276)

Interest expense, net                                                1,668
Other expense, net                                                    (186)
                                                     ----------------------
Loss before reorganization costs and income taxes                   (4,758)

Reorganization costs                                                 4,001
Cum Effect of Accounting Change - FAS 142/143                      645,928
Income taxes provision (benefit)                                         6
                                                     ----------------------
Net loss                                                        $ (654,693)
                                                     ======================

EBITDAR (See Note 1)                                               $ 1,671
                                                     ======================

                         THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                                  BALANCE SHEET
                                FEBRUARY 2, 2002
                                 (In Thousands)

ASSETS

Current assets:
     Cash                                                            $ 13,758
     Receivables, net                                                 212,409
     Inventories, net                                                 362,285
     Prepaid expenses and other current assets                         42,298
                                                               ---------------
         Total current assets                                         630,750

Property, plant and equipment, net                                    186,144
Trademark, goodwill and other, net                                    228,347
Investment in affiliates                                              154,062
Intercompany receivables, net                                             312
Deferred income taxes                                                       -
                                                               ---------------
         Total Assets                                             $ 1,199,615
                                                               ===============


LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                      $ -
     Accounts payable                                                  62,526
     Other current liabilities                                         62,420
     Deferred income taxes                                             17,935
                                                               ---------------
         Total current liabilities                                    142,881
                                                               ---------------

Long-term debt                                                        154,916
Other long-term liabilities                                            31,199
Deferred income taxes                                                       -
Liabilities subject to compromise                                   2,391,769
Intercompany payables, net                                                  -
                                                               ---------------
         Total Liabilities                                          2,720,765

Redeemable Preferred Securities                                             -
Shareholders' deficit                                              (1,521,150)
                                                               ---------------
          Total Liabilities and Shareholders' deficit             $ 1,199,615
                                                               ===============

                                THE WARNACO GROUP, INC., et al.
                                    (DEBTORS-IN-POSSESSION)
                                    STATEMENT OF CASH FLOWS
                                        (In Thousands)

                                                                            Month Ended
                                                                         February 2, 2002
                                                                         ---------------------
Operating activities:
     Net loss                                                                      $ (654,693)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
           Depreciation and amortization                                                4,215
           Non-cash interest expense                                                      640
           Cumulative effect of change in accounting                                  645,928
           Non-cash reorganization costs
     Change in operating assets and liabilities:
        Receivables, net                                                                6,890
        Inventories                                                                    (6,704)
        Accounts payable                                                                1,277
        Change in pre-petition liabilities                                                (56)
        Prepaid expenses and other current assets and liabilities                        (577)
        Change in other long-term and non-operating liabilities                        (1,705)
        Other, net                                                                          1
                                                                         ---------------------
              Net cash used in operating activities                                    (4,784)
                                                                         ---------------------

Investing activities:
     Capital expenditures, net of disposals                                               555
                                                                         ---------------------
              Net cash provided by investing activities                                   555
                                                                         ---------------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                               (1,225)
     Net borrowing (repayments) under DIP Credit Facilities                              (999)
     Net change in intercompany accounts                                                1,677
                                                                         ---------------------
              Net cash provided by (used in)  financing activities                       (547)
                                                                         ---------------------

Effect on cash due to currency translation                                              1,242
                                                                         ---------------------
              Net decrease in cash and cash equivalents                                (4,644)

     Cash and cash equivalents at beginning of period                                  18,402
                                                                         ---------------------
     Cash and cash equivalents at end of period                                      $ 13,758
                                                                         =====================

Note 1 - Basis of Presentation

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the " Bankruptcy Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680 (RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of February 2, 2002 as well as its results of operations and cash flows for the one-month period ended February 2, 2002.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                                           Month Ended
                                        February 2, 2002
                                    --------------------------
                                      (In thousands of dollars)

Asset write-offs                                         $ 77
Professional Fees                                       3,368
Severance                                                 556
Lease terminations                                          0
                                    --------------------------

                                                      $ 4,001
                                    ==========================


         The Debtors have reduced stockholders' equity by $ 41,605 from its reported consolidated 2000 balances to reflect the effects of certain errors discovered in its recording of intercompany pricing arrangements and its recording of accounts payable and accrued liabilities. The Debtors' management and Board of Directors are reviewing the circumstances surrounding the errors and have not yet finalized their review; therefore, the amount of the restatement is preliminary and subject to change.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $726 relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Sale of Accounts Receivable

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at February 2, 2002. The termination of the agreement did not have a material impact on the statement of operations or cash flows.

Note 3 - Long Term Debt

         On June 11, 2001, the Company entered into a Debtor-In-Possession Financing Agreement ("DIP") with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved increasing the amount of borrowing available to the Company to $600,000,000. The DIP was subsequently amended as of August 27, 2001, December 21, 2001, February 5, 2002 and May 15, 2002 (the "Amended DIP"). The amendments, among other things, amend certain definitions and covenants, permit the sale of certain of the Company's assets and businesses and reduce the amount of borrowing available to the Company to reflect the Debtor's revised business plan.

         The Amended DIP provides for a $375,000,000) non-amortizing revolving credit facility (which includes a Letter of Credit facility of up to $200,000,000 ) ("Tranche A") and a $225,000,000 reducing revolving credit facility ("Tranche B"). The Tranche A loans bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loan commitment was eliminated on April 19, 2002. Fees for the undrawn amounts are .50% for Tranche A and .75% for Tranche B. During fiscal 2001 and through its termination on April 19, 2002, the Company did not borrow any funds under Tranche B. The Tranche A loan terminates on the earlier of two years from the closing date or the effective date of a plan of reorganization. The Amended DIP is secured by substantially all of the domestic assets of the Company.

         The Amended DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness.

         The maximum borrowings under Tranche A are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of February 2, 2002 is $ 154,916,046.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                               February 2,
                                                                 2002
                                                         --------------------
                                                       (In thousands of dollars)

U.S. bank debt                                                $ 1,717,114
Canadian Revolver                                                  17,151
Post Retirement Liabilities                                         8,890
Accrued prepetition interest                                       31,717
Mortgages/Capital lease obligations                                 4,441
Lease termination costs                                            13,536
Equity forward note                                                56,677
Other debt                                                         18,724
Accounts payable                                                   51,378
Trade drafts payable                                              351,367
Deferred compensation accrual                                         796
Company obligated manditorily redeemable convertible              120,000
     preferred securities ($120,000 par value)
                                                         --------------------
                                                              $ 2,391,791 *
                                                         ====================

* Excludes $41,943 of debt subject to compromise recorded by non-filed entities



Note 5 - Intercompany Receivables

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of February 2, 2002, the balance is comprised of the following:

                                                           Month Ended
                                                         February 2, 2002
                                                      -----------------------
                                                          (in thousands)
      Intercompany accounts receivable -
            Non-debtor affilliates                              $ 312
                                                      =======================


Note 6 - Supplemental Financial Information

         During this period, the Debtors that are subsidiaries of Warnaco paid gross wages of $12,228,725. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities. The Debtors paid the following taxes during the period:

                                    Paid                Refund
                                 (Received)             (Due)
                              -----------------    -----------------

Sales and use tax                    $ 801,735           $ (367,531)
Customs duties                       4,033,069           (1,743,122)
State income tax                        63,896             (111,852)
Canada income tax                            -              305,512 (a)
Property tax                           285,901              (32,017)
GST tax                                118,304              (92,180)
                              -----------------    -----------------

                                   $ 5,302,905          $(2,041,190)
                              =================    =================

(a)  2001 Refund Due.

                         THE WARNACO GROUP, INC., et al.
                             (DEBTORS-IN-POSSESSION)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (In Thousands)

                                                             Consolidation
                                                            February 2, 2002
                                                          ---------------------

Net revenues                                                       $   103,500
Cost of goods sold                                                      73,023
Selling, general and administrative expenses                            30,300
                                                          ---------------------

Operating loss                                                             177
Interest expense, net                                                    1,681
Other expense, net                                                         (18)
                                                          ---------------------

Loss before reorganization costs and income taxes                       (1,486)
Reorganization costs                                                     4,024
Cum Effect of Accounting Change - FAS 142/143                          664,822
Income taxes provision (benefit)                                           632
                                                          ---------------------

Net loss                                                           $  (670,964)
                                                          =====================

EBITDAR (1)                                                        $     5,833
                                                          =====================

(1) Earnings before interest, taxes, depreciation, amortization, reorganization costs and special items of $870 for February 2, 2002.

                            CONSOLIDATED BALANCE SHEET
                                  (In Thousands)

ASSETS

Current assets:
     Cash                                                          $    28,062
     Receivables, net                                                  272,294
     Inventories, net                                                  436,697
     Prepaid expenses and other current assets                          48,968
                                                          ---------------------

         Total current assets                                          786,021

Property, plant and equipment, net                                     214,902
Trademark, goodwill and other, net                                     309,710
Deferred income taxes                                                        0
                                                          ---------------------

         Total Assets                                              $ 1,310,633
                                                          =====================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                              $    86,087
     Other current liabilities                                          91,156
     Deferred income taxes                                              22,098
                                                          ---------------------

         Total current liabilities                                     199,341
                                                          ---------------------

Long-term debt                                                         154,916
Other long-term liabilities                                             31,192
Deferred income taxes                                                        -
Liabilities subject to compromise                                    2,433,734
                                                          ---------------------

         Total Liabilities                                           2,819,183

Shareholders' deficit                                               (1,508,550)
                                                          ---------------------

          Total Liabilities and Shareholders' deficit              $ 1,310,633
                                                          =====================